Member FDIC | Equal Housing Lender

Exhibit 99.2

Southern First

THIRD QUARTER RESULTS 2023

October 19, 2023

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

INVESTMENT THESIS

Located in dynamic, high growth **southeastern metro markets**

Management team with **broad and varied experience** through cycles

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Consistent tangible book value growth

Culture of **long-term relationship banking**

CORPORATE PROFILE


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
SOUTH CAROLINA
Greenville
Columbia
Summerville
Charleston
Atlanta
GEORGIA

RAYMOND JAMES®
Community Bankers Cup

PIPER | SANDLER
2022 SM-ALL STARS

BankDirector
RANKINGBANKING.
THE BEST U.S. BANKS

SOUTHERN FIRST MARKETS

Greenville, SC	2000
Columbia, SC	2007
Charleston, SC	2012
Raleigh, NC	2016
Atlanta, GA	2017
Summerville, SC	2018
Greensboro, NC	2018
Charlotte, NC	2021

HIGH-GROWTH MARKETS

GDP Growth
2020-2021



6.6%
4.4%
7.6%
8.0%
6.6%
5.2%
9.0%
5.9%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Population Growth
2020-2022



3.3%
2.2%
3.9%
2.2%
3.6%
1.0%
5.0%
0.7%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Employment Growth
2020-2022



6.3%
3.7%
7.8%
8.0%
11.5%
8.1%
14.4%
7.1%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Inbound Move Rate
2022



52.9%
50.9%
54.0%
53.8%
56.6%
54.0%
54.3%
50.0%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Source: U.S. Census, U.S. Bureau of Labor Statistics, National Association of Realtors

HIGH-GROWTH MARKETS

MSA	Market Rank	# of Offices	Deposits in Market ($M)	Deposit Market Share (%)	% of Company	Projected Population Change (2023-2028)	Projected HH Income Change (2023-2028)
Greenville-Anderson, SC	8	4	$1,385,520	5.51%	47.93%	4.74%	12.63%
Charleston-North Charleston, SC	10	3	$596,581	2.62%	20.64%	6.32%	14.65%
Atlanta-Sandy Springs-Alpharetta, GA	38	1	$338,687	0.14%	11.72%	4.68%	14.16%
Columbia, SC	11	1	$316,055	1.11%	10.93%	3.59%	13.59%
Raleigh-Cary, NC	20	1	$159,423	0.29%	5.51%	7.40%	11.77%
Greensboro-High Point, NC	17	1	$76,718	0.41%	2.65%	2.65%	10.40%
Charlotte-Concord-Gastonia, NC-SC	42	1	$17,922	0.01%	0.62%	5.80%	14.66%

EXECUTIVE TEAM



Art Seaver
Chief Executive Officer

Art is the Founder and CEO of Southern First. After raising $11.5 million in initial equity, the bank opened in early 2000 with a focus on the client experience, growing organically, and recruiting passionate bankers with an entrepreneurial spirit and a desire to impact lives. The bank has grown to a $4.0 billion bank operating in eight Southeastern markets. Art is passionate about service and currently serves on the board of the Phillis Wheatley Community Center. He is a past Chairman of the Board for the United Way of Greenville and has served on the board of numerous other Upstate organizations.



Cal Hurst
President

Cal has worked in banking throughout South Carolina for over 18 years and joined Southern First in 2019, contributing to the bank's strategic growth and planning. He is passionate about creating long-term relationships and positively impacting everyone he connects with. In addition to his work, Cal is a highly engaged member of the Upstate community, serving on the Board of Directors for the Greenville Chamber, United Way of Greenville County, and Greenville First Steps.



Andy Borrmann
Chief Financial Officer

Andy recently joined Southern First with nearly 30 years of experience in the financial industry. He spent over a decade as a bank analyst for SunTrust Robinson Humphrey and Morgan Keegan reporting on regional and community banks. For the past 11 years, Andy has served as Chief Financial Officer of SouthCrest Bank and SouthCrest Financial Group and was named Chief Financial Officer and Chief Strategy Officer following their merger with Colony Bank. Andy has strong investor relationships, solid skills in balance sheet management, and terrific people skills that complement the relationship culture of our bank.

EXECUTIVE TEAM



Will Aiken
Chief Risk Officer

Will joined Southern First in 2020 after 10 years at South State Bank, also in Greenville, SC. He has over 25 years of experience in banking. Prior to specializing in credit for the past 16 years, Will spent 10 years as a commercial banker, giving him a unique mindset to make decisions, simultaneously balancing growth and risk.



Dave Favela
Chief Innovation Officer

Before joining Southern First in 2021, Dave spent 14 years in financial technology in the San Francisco Bay area. Dave started his career at a mobile banking startup, mFoundry, in financial planning and analysis. After being acquired by FIS, he moved into a product management role, heading up data and analytics, and most recently served as VP of Strategic Planning & Innovation for FIS' Core and Digital Channels division. He is passionate about improving the client experience and supports all divisions of the bank through technology services.



Silvia King
Chief Human Resources Officer

Silvia has been on the leadership team at Southern First for 5 years and brings over 20 years of human resources strategic expertise from both domestic and global organizations across diverse industries. Through her genuine desire to nurture the highest potential in all employees, Silvia is uniquely able to drive business transformation and reinforce culture and values internally as well as in the communities she serves. Silvia has obtained her masters in human resources as well as her SHRM-SCP and SPHR professional HR designations and has a passion for continuous learning.

HIGHLIGHTS

- Net income was $4.1 million and diluted earnings per common share were $0.51 for Q3 2023
- Core deposits remained at $2.9 billion at Q3 2023, compared to Q2 2023 and increased 5% from Q3 2022
- Total loans increased 2% (annualized) to $3.6 billion at Q3 2023, compared to Q2 2023 and increased 17%, from $3.0 billion at Q3 2022
- Book value per common share increased to $37.57 in Q3 2023 vs. $35.99 in Q3 2022
- Credit quality remains strong with nonperforming assets to total assets of 0.11% and past due loans to total loans of 0.13% at Q3 2023
- Net interest margin was 1.97% for Q3 2023, compared to 2.05% for Q2 2023 and 3.19% for Q3 2022
- Common equity tier 1 and risk-based capital ratios increased in Q3 2023 compared to Q2 2023

PROACTIVE BALANCE SHEET MANAGEMENT

- We continued to balance current earnings decisions with long term balance sheet management considerations:
  - Increased the percentage of variable rate loans to total loan production
  - Invested an additional $50MM in variable rate securities
  - Maintained higher cash/liquidity levels
  - Increased net contingent liquidity by nearly $150MM
  - Utilized lower cost FHLB term structures while reducing higher cost brokered CDs
  - Maintained retail deposit levels

LOANS & DEPOSITS


Total Loans
Millions
3,800
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
$2.49 B
$2.66 B
$2.85 B
$3.03 B
$3.27 B
$3.42 B
$3.54 B
$3.55 B
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023


Total Deposits
Millions
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2.56 B
$2.71 B
$2.87 B
$3.00 B
$3.13 B
$3.43 B
$3.43 B
$3.35 B
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

*Total loans excludes mortgage loans held for sale.

LOAN & DEPOSIT YIELDS

Total Loans


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
3.83%
3.77%
3.82%
4.01%
4.25%
4.47%
4.69%
4.86%
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Total Interest-Bearing Deposits


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.20%
0.20%
0.38%
0.93%
1.80%
2.78%
3.39%
3.70%
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

*Total loans excludes mortgage loans held for sale.

LOAN COMPOSITION

Q3 2022



Construction
2%
Other
1%
Owner
occupied RE
19%
Home equity
6%
Real estate
29%
Total Loans
$3.03 Billion
Non-owner
occupied RE
26%
Business
14%
Construction
3%
Commercial, 62%
Consumer, 38%

Q3 2023



Construction
2%
Other
1%
Home equity
5%
Owner
occupied RE
18%
Real estate
30%
Total Loans
$3.55 Billion
Non-owner
occupied RE
27%
Business
14%
Construction
3%
Commercial, 62%
Consumer, 38%

*Total loans excludes mortgage loans held for sale.

TOTAL OFFICE CREDIT EXPOSURE

Total Credit Exposure by Market



$75,061
$76,841
$52,730
$176,574
$36,512
$34,575
$116,827

Total Credit Exposure by Office Type



$19,918
$162,873
$199,816
$186,513
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

TOTAL OFFICE CREDIT EXPOSURE


Total Credit Exposure by Office Type:
Owner Occupied
$13,492
$123,615
$171,069
$53,019
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential


Total Credit Exposure by Office Type:
Non-Owner Occupied
$6,427
$28,747
$39,258
$133,493
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

LOAN SUMMARY

Total Number of Office Loans

Loans by Collateral Type	Number	TCE	WAVG LTV
Medical Office-Dr/Dent/Opt/etc.	137	$ 199,815,755	76%
Office Bldg-Multiple Tenant	143	$ 186,512,611	65%
Office Bldg-Single Tenant	259	$ 162,872,897	71%
Retail/Office with Residential	14	$ 19,918,487	59%
TOTAL	553	$ 569,119,751	70%

Loans Maturing before January-25

Number	TCE	WAVG LTV
3	$ 514,701	84%
3	$ 6,202,549	50%
19	$ 5,064,263	66%
0	$ -	-
28	$ 11,781,513	62%

Owner Occupied: Office Loans

Loans by Collateral Type	Number	TCE	WAVG LTV
Medical Office-Dr/Dent/Opt/etc.	115	$ 171,068,696	76%
Office Bldg-Multiple Tenant	70	$ 53,019,251	74%
Office Bldg-Single Tenant	193	$ 123,614,777	72%
Retail/Office with Residential	6	$ 13,491,783	53%
TOTAL	384	$ 361,194,506	74%

Loans Maturing before January-25

Number	TCE	WAVG LTV
2	$ 240,951	66%
2	$ 892,471	69%
15	$ 3,534,746	57%
0	$ -	-
19	$ 4,668,168	69%

Non-Owner Occupied: Office Loans

Loans by Collateral Type	Number	TCE	WAVG LTV
Medical Office-Dr/Dent/Opt/etc.	22	$ 28,747,059	78%
Office Bldg-Multiple Tenant	73	$ 133,493,361	61%
Office Bldg-Single Tenant	66	$ 39,258,121	65%
Retail/Office with Residential	8	$ 6,426,704	71%
TOTAL	169	$ 207,925,245	65%

Loans Maturing before January-25

Number	TCE	WAVG LTV
1	$ 273,750	100%
4	$ 5,310,078	47%
4	$ 1,529,517	86%
0	$ -	-
9	$ 7,113,345	57%

DEPOSIT COMPOSITION

Q3 2022


Wholesale CDs
6%
Retail CDs
6%
Savings
1%
Checking
38%
Money Market
49%
Total Deposits
$3.00 Billion

Q3 2023


Wholesale CDs
10%
Retail CDs
9%
Savings
1%
Checking
29%
Money Market
51%
Total Deposits
$3.37 Billion

NEW ACCOUNT OPENINGS



2,500
2,000
1,500
1,000
500
0
1,369
1,502
1,622
1,892
1,553
2,252
1,758
1,300
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

TANGIBLE BOOK VALUE PER SHARE


121% increase since 2016
$17.00
$20.37
$23.29
$26.83
$29.37
$35.07
$36.76
$37.57
YE 2016
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
YE 2022
Q3 2023

ASSET QUALITY


Loans 30 days or more past due/loans*
0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.09%
0.13%
0.10%
0.07%
0.11%
0.11%
0.07%
0.13%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23


Net charge-offs (recoveries)/average loans* (YTD Annualized)
0.08%
0.04%
0.00%
-0.04%
-0.08%
0.06%
0.00%
0.02%
-0.06%
-0.05%
0.01%
0.03%
0.01%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23


Classified assets/tier one capital plus allowance for loan losses
15.00%
10.00%
5.00%
0.00%
12.61%
7.83%
7.29%
5.24%
4.71%
5.10%
4.68%
4.72%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23


Nonperforming assets/total assets
0.20%
0.15%
0.10%
0.05%
0.00%
0.17%
0.15%
0.09%
0.08%
0.07%
0.12%
0.08%
0.11%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

*Excludes mortgage loans held for sale.

CAPITAL RATIOS

Holding Company Capital Ratios: [1]	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Total risk-based capital ratio	**12.56%**	12.40%	12.67%	12.91%	13.58%
Tier 1 risk-based capital ratio	**10.58%**	10.42%	10.66%	10.88%	11.49%
Leverage ratio	**8.17%**	8.48%	8.80%	9.17%	9.44%
Common equity tier 1 ratio [2]	**10.17%**	10.00%	10.23%	10.44%	11.02%
Tangible common equity [3]	**7.56%**	7.53%	7.60%	7.98%	8.37%

(1) September 30, 2023 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FUTURE FOCUS

- Consistently optimizing loan, deposit, and wholesale pricing
- Ongoing conversations with top performers in existing markets in preparation for a more normalized environment
- Staying consistent to our philosophy of relationship banking and organic growth

OUR CULTURE OF SUCCESS

Relationship driven with a focus on star talent

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in larger higher-growth **southeastern markets**

Dedicated to a **family culture** that results in strong career satisfaction and low turnover

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

SouthernFirst